UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2009

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50884	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Stereotaxis, Inc. (the “Company”) is filing this Current Report on Form 8-K/A, which amends its Current Report on Form 8-K filed on August 6, 2009 (the “Original 8-K Filing”), to clarify that the Original 8-K Filing did not amend the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (filed with the Securities and Exchange Commission (“SEC”) on March 13, 2009) (the “2008 Form 10-K”). All references in the Original 8-K Filing to “amendment” for the 2008 Form 10-K are hereby deleted. Rather, the Original 8-K and this Current Report on Form 8-K/A instead serve to update the historical financial statements included in the 2008 Form 10-K. In addition, the Company has revised and refiled herewith the financial statements originally included in the Original 8-K Filing to remove the reference to “(Unaudited)” in Note 19 to such financial statements regarding liquidity and cash flows.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Updated Financial Statements for the years ended December 31, 2008, 2007, and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: September 8, 2009	By:	/s/ James M. Stolze
	Name:	James M. Stolze
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Updated Financial Statements for the years ended December 31, 2008, 2007, and 2006.